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                                                                    EXHIBIT 10.4
                                                                    ------------
                                    FORM OF

                      SPECIALTY PRODUCTS & INSULATION CO.

                            1998 STOCK OPTION PLAN
                            ----------------------

                                  I. THE PLAN


  1. Purpose. The purpose of this Plan is to provide a means whereby Specialty
     --------
Products & Insulation Co. (the "Company") may, through the grant of stock options, stock appreciation rights and/or restricted stock to Key Employees, as defined below, attract and retain persons of ability as employees, and motivate such persons to exert their best efforts on behalf of the Company or any present or future Subsidiary thereof. As used herein, the term "Subsidiary" shall mean any corporation which at the time an option, stock appreciation right or share of restricted stock is granted under this Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar provision hereafter enacted, except that such term shall not include any corporation which is classified as a foreign corporation pursuant to Section 7701 of the Code. The term "Key Employees" shall mean those employees (including officers who are also employees) of the Company or of any Subsidiary, who, in the judgment of the Committee defined in Section 2 below, are considered especially important to the future of the Company. The options to purchase Common Stock, $0.01 par value, of the Company ("Stock") granted under the Plan ("Options") are intended to be either incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or options that do not meet the requirements for Incentive Stock Options ("Nonqualified Stock Options").

  2. Administration of the Plan. The Plan shall be administered by the
     ---------------------------
Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The function of the Committee may be performed by another standing committee of the Company's Board or a portion thereof (provided that the members are qualified hereunder) and all references hereunder to the Committee shall be deemed to refer to such committee or portion thereof. The Committee shall consist of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee shall be appointed by the Board and serve at the Board's pleasure. Each member of the Committee shall be a member of the Board. Any vacancy occurring in the membership of the Committee shall be filled by appointment by the Board. All decisions and selections by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members. A member of the Committee who is eligible to receive a stock option, stock appreciation right or share of restricted stock under the Plan shall not vote on any question relating specifically to that member. Any decision reduced to writing and signed by all of the members shall be fully effective as if it had been unanimously made at a duly held meeting of the Committee.

     The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan or for the continued qualification of any stock options granted to Key Employees, and make such other determinations and take such other

                                       1
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actions as it deems necessary or advisable. Without limiting the generality of the foregoing, the Committee may, in its discretion, treat all or any portion of any period during which a Key Employee is on military leave or on an approved leave of absence from the Company or a Subsidiary as a period of employment by the Company or such Subsidiary, as the case may be, and not as an interruption of employment, for purposes of maintaining the Key Employee's continuous status as an employee and accrual of rights under any Options. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.


                                  II. OPTIONS


     1. Options. Subject to the provisions of the Plan, the Committee may grant
        --------
Options from time to time in accordance with provisions of this Article II.

     2. Shares Subject to Options. Options may be granted by the Company from
        -------------------------
time to time to Key Employees to purchase an aggregate of 491,355 shares of Stock (subject to adjustment hereunder). The Company shall reserve said number of shares for Options granted under the Plan subject to adjustment as provided in Section 7 of Article IV. The shares issued upon the exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any Options granted hereunder should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares which were subject to an Option shall, unless the Plan shall have been terminated, be available for the grant of other Options under the Plan.

     3. Grant of Options to Key Employees. Subject to the provisions of the
        ----------------------------------
Plan, and in particular this Article II, the Committee shall (i) determine and designate from time to time those Key Employees to whom Options are to be granted and the number of shares of Stock to be optioned to each such employee and (ii) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period. Notwithstanding the above, no Option shall be granted pursuant to this Section 3 after the expiration of ten (10) years from the effective date of the Plan as defined in
Section 5 of Article IV hereof, and no Option may be exercised prior to the third anniversary of the date of grant.

     Options need not be identical and in fixing the terms of any Option, the Committee may take into account such individual factors bearing on the value of an employee as it considers appropriate.

     4. Terms and Conditions of Options. Each Option granted under the Plan to a
        -------------------------------
Key Employee pursuant to Section 3 hereof shall be evidenced by an agreement with the Optionee (the "Option Agreement") in a form approved by the Committee. Each Option and the Option Agreement shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

          (a) Option Period. Subject to the terms of Section 3 hereof, each
              -------------
Option Agreement shall specify the period for which the Option thereunder is granted and exercisable, as determined by the Committee, and shall provide that the Option shall expire at the end of such period. In no event shall any Option be exercisable after the expiration of ten (10) years from the date of grant provided, however, that if the exercise price is determined pursuant to Section 4(c)(2) hereof, an Incentive Stock

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Option shall not be exercisable after the expiration of five (5) years from the date of grant.

          (b) Date of Grant. The date of grant of an Option to a Key Employee
              --------------
under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Key Employee to whom an Option is so granted within a reasonable time after the date of such grant.

          (c) Option Price.
              -------------

               (1) The option price per share of Stock subject to an Incentive Stock Option shall be determined by the Committee at the time the Incentive Stock Option is granted and shall not be less than the fair market value of one share of Stock on the date the Option is granted. The option price per share of Stock subject to a Nonqualified Stock Option shall be determined by the Committee at the time the Nonqualified Stock Option is granted and shall not be less than the fair market value of one share of Stock on the date the Option is granted; provided, however, that in the case of a Nonqualified Stock Option granted within 60 days of the date the Company engages in its initial public offering, the option price shall be the price per share in such offering. The Committee shall have full authority to determine the fair market value of a share of Stock. If the Stock is traded in the over-the-counter market, then such fair market value shall be deemed to be the arithmetical mean between the asked and the bid prices between the opening of the market and closing on such date, as reported by any market makers in the Stock. If the Stock is traded on an exchange, then such fair market value shall be deemed to be the arithmetical mean of the high and low prices at which it is quoted or traded between the opening of the market and closing on such day on the exchange on which it generally has the greatest trading volume.

               (2) If an Incentive Stock Option is granted to a Key Employee then owning Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary taking into account the attribution rules of Section 424(d) of the Code, then the Committee shall set the Incentive Stock Option price per share of Stock at 110% of the Incentive Stock Option price determined pursuant to subsection (1) hereof.

          (d) Exercise of Incentive Stock Option.
              -----------------------------------

               (1) Subject to subsection (2) below, the Option Agreement may provide that the Option may be exercised in such installments as the Committee may determine during the option period.

               (2) In the event the aggregate fair market value (determined at the time the option is granted) of stock with respect to which Incentive Stock Options are exercisable hereunder for the first time by any Key Employee during any one calendar year (under this Plan and all other Incentive Stock Option Plans of the Company or any Subsidiary) shall exceed $100,000, such options shall be treated in part as Incentive Stock Options and in part as Nonqualified Stock Options, taking options into account in the order in which they were granted. In such a case, the Company may designate the shares of stock that are to be treated as stock acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such shares and identifying the certificate as Incentive Stock Option shares in the stock transfer records of the Company.

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          (e) Exercise During Employment or Following Retirement, Termination,
              ----------------------------------------------------------------
Disability or Death.  Unless otherwise provided in the terms of an Option
-------------------
Agreement, an Option may be exercised by an Optionee only while the Optionee is an employee of the Company or a Subsidiary and has maintained continuous status as an employee since the date of the grant of the Option, except if the Optionee's continuous employment ceases by reason of the Optionee's voluntary termination of employment, retirement, involuntary termination due to staff reduction or other internal reorganization, disability or death. If the continuous employment of an Optionee ceases as a result of the Optionee's voluntary termination of employment, retirement or involuntary termination due to staff reduction or other internal reorganization, the Optionee may, but only within a period of ninety (90) days beginning on the day following the date of such termination of employment (and no later than the date the Option would otherwise expire), exercise the option to the extent that Optionee was entitled to exercise it at the date of such termination of continuous employment. If the continuous employment of an Optionee is terminated as a result of the Optionee's disability, such Optionee may, but only within a one (1) year period from the date of such termination of employment (and no later than the date that the Option would otherwise expire), exercise the option to the extent the Optionee was entitled to exercise the Option immediately prior to the Optionee's termination due to disability. If the continuous employment of an Optionee is terminated as a result of the Optionee's death, such Option of the deceased Optionee may be exercised, but only within one (1) year from the date of the Optionee's death (and no later than the date on which such Option would otherwise expire), by the person or persons (including the Optionee's estate) to whom the Optionee's rights under such Option shall have passed by will or by the laws of descent and distribution. Termination of continuous employment for any other reason, including termination for cause (under the Company's then existing personnel policies), shall result in the cancellation of the Option as of the thirtieth (30th) day following the date of employment termination.

     The terms "continuous employment" and "continuous status as an employee" mean the absence of any interruption or termination of employment with the Company or with any present or future Subsidiary. Employment shall not be considered interrupted in the case of transfers between the Company and any Subsidiary or between Subsidiaries, nor in the case of any military leave or any approved leave of absence which the Committee, in its discretion, treats as a period of employment.

          (f) Non-transferability.  No Option granted to a Key Employee under
              -------------------
the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.

          (g) No Rights as Shareholder.  No Optionee shall have any rights as a
              ------------------------
shareholder with respect to any shares of Stock subject to the Optionee's Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

          (h) No Rights to Continued Employment.  The Plan and any Option
              ---------------------------------
granted pursuant to Section 3 of this Article II shall not confer upon any Key Employee any right with respect to continuance of employment by the Company or any Subsidiary nor shall they interfere in any way with the right of the Company or any Subsidiary employing an Optionee to terminate the Optionee's employment at any time.

     5. Disposition of Shares by Key Employees.
        --------------------------------------

          (1) With respect to shares of Stock acquired as a result of the exercise of an Incentive Stock Option, any disposition of such shares other than by will or by the laws of descent and distribution before the later of the expiration of the two (2) year period beginning on the date such Incentive Stock Option was granted or the expiration of the one (1) year period beginning on the date of the transfer of such share pursuant to such exercise, will not be prohibited by the Plan, but may disqualify the disposition from receiving favorable tax treatment under Section 421(a) of the Code.

          (2) No share of Stock acquired as a result of the exercise of a Nonqualified Stock Option granted under the Plan shall be subject to any restrictions on transferability or otherwise on account of the Plan.

     6. Code Requirements for Incentive Stock Options. Each Incentive Stock
        ----------------------------------------------
Option Agreement shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Incentive Stock Option as an Incentive Stock Option within the meaning of Section 422 of the Code.


                     III. EXERCISE AND PURCHASE PROVISIONS


  1. Limitation on Exercise of Options. Each Option granted under the Plan shall
     ----------------------------------
provide that the option may not be exercised in whole or in part by the Optionee for less than 100 shares of Stock unless only less than 100 shares of Stock remain subject to the Option. In addition, an Option may not be exercised for a fractional share.

  2. Payment of Purchase Price upon Exercise of Option. Each Option granted
     -------------------------------------------------
under the Plan shall provide that the purchase price of the shares as to which an Option is exercised will be paid to the Company at the time of exercise (or, if the Optionee makes an irrevocable election to exercise, within thirty (30) days of the date of exercise) either in cash, or in Stock already owned by the Optionee or to be acquired by the Optionee upon exercise of the Option, and having a total fair market value, as determined by the Committee, equal to the purchase price, or in a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price.

  3. Procedure for Exercising Options. Each Option granted under the Plan shall
     ---------------------------------
be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and the Incentive Stock Option Agreement or the Nonqualified Stock Option Agreement, as the case may be.

  An option may be exercised, subject to the applicable provisions of this Plan relative to its termination and limitations on its exercise, from time to time only by (i) written notice of intent to exercise the Option with respect to a specified number of shares and, contemporaneously with delivery of each such notice, (ii) tender of the purchase price (or delivery of the irrevocable election) as provided in Section 2 hereof. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices.

  In connection with the exercise of an option, the Optionee may complete and sign an Option Exercise Form along with signed written instructions to the Company instructing the Company to deliver the Stock to a broker or other party. Upon receipt of such signed, completed Option Exercise Form, the written, signed instructions, and full payment in cash for the Stock to be acquired, the Company shall deliver the Stock to the broker or other party in accordance with the written instructions.

                         IV. STOCK APPRECIATION RIGHTS


     1.  Stock Appreciation Rights.  Subject to the provisions of the Plan, the
         -------------------------
Committee may grant stock appreciation rights to Key Employees from time to time in accordance with the provisions of this Article.

     2.  General Terms and Conditions.  Stock appreciation rights may be granted
         ----------------------------
by the Committee from time to time to Key Employees on such terms and conditions as the Committee deems appropriate in each case. A stock appreciation right granted to a Key Employee shall entitle the Key Employee to receive from the Company an amount equal to the positive difference between the fair market value of a share of Common Stock at the time the stock appreciation right is granted and the fair market value of a share of Common Stock on the date of exercise of the stock appreciation right, or some percentage of such positive difference as the Committee may determine at the time of grant.

     3.  Grants.  Stock appreciation rights may be granted in tandem with an
         ------
Option, in addition to an Option, or may be freestanding and unrelated to an Option. With respect to Incentive Stock Options, stock appreciation rights must be granted concurrently with the Incentive Stock Options to which they relate. With respect to Nonqualified Stock Options, stock appreciation rights may be granted concurrently or at any time thereafter prior to the exercise or expiration of the Nonqualified Stock Options to which they relate.

     4.  Exercise.
         --------

          (a) No stock appreciation right shall be exercisable earlier than six months after its grant. Additionally, no stock appreciation right may be exercised until the Company has been subject to the applicable reporting requirements of Section 13 of the Securities Exchange Act of 1934, as amended, for period of at least one year prior to the exercise of any such right.

          (b) A stock appreciation right may be exercised by a Key Employee only while the Key Employee is an employee of the Company or a Subsidiary; provided, however, that in the event employment terminates due to the disability or death of the Key Employee, the stock appreciation right may be exercised within the one year period from the date of employment termination.

     5.  Payment.  Payment by the Company may be made in shares of Common Stock
         -------
valued at the then fair market value thereof, in cash, or a combination of cash and shares of Common Stock, as determined by the Committee. In the case of stock appreciation rights granted in tandem with Incentive Stock Options, the Committee shall establish the form(s) of payment at the date of grant. Additionally, no payment in the form of shares of Common Stock may be made unless Section 83 of the Internal Revenue Code of 1986 would apply to the Common Stock being transferred to the Key Employee.

     6.  Tandem Incentive Stock Option/Stock Appreciation Right.  Whenever an
         ------------------------------------------------------
Incentive Stock Option and stock appreciation right are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

          (a) The stock appreciation right shall expire no later than the expiration of the corresponding Incentive Stock Option;

          (b) The stock appreciation right may be for no more than the difference between the exercise price of the corresponding Incentive Stock Option and the market price of the Common Stock subject to the Incentive Stock Option at the time the stock appreciation right is exercised;

          (c) The stock appreciation right is transferrable only when the corresponding Incentive Stock Option is transferable, and under the same conditions;

          (d) The stock appreciation right may be exercised only when the corresponding Incentive Stock Option is eligible to be exercised; and

          (e) The stock appreciation right may be exercised only when the market price of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of the Stock subject to such Option.

     7.  Non-Transferrable.  The holder of a stock appreciation right may not
         -----------------
transfer or assign the right otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of employment termination the right may be exercised only within the period, if any, which the Option to which it relates may be exercised.


                              V. RESTRICTED STOCK

     1.  Restricted Stock.  Subject to the provisions of the Plan, the Committee
         ----------------
may grant shares of restricted Common Stock to Key Employees from time to time in accordance with this Article.

     2.  Grants.  At the time of making a grant of restricted Common Stock to a
         ------
Key Employee, the Committee shall determine the number of shares of restricted Common Stock to be granted to the Key Employee, the duration of the restricted period after which (and the conditions under which) all or part of the restricted Common Stock may vest in the Key Employee, the price (if any) to be paid for the restricted Common Stock, and any other terms and conditions which the Committee may deem appropriate, including the establishment of criteria which would permit the restricted Common Stock to vest on an accelerated basis.

     3.  Certificates and Payment.  Certificates issued in respect of shares of
         ------------------------
restricted Common Stock shall be registered in the name of the Key Employee and deposited by him, together with a stock power endorsed in blank, with the Company. At the expiration of the restricted period, the Company shall deliver to the Key Employee (or his legal representative) such certificates representing shares which have vested.

     4.  Termination of Employment.  In the event the Key Employee ceases to be
         -------------------------
employed by the Company or a Subsidiary during the restricted period for reasons other than death or disability, all shares of restricted Common Stock which have not previously vested in the Key Employee shall be forfeited to the Company. In the event employment terminates due to the Key Employee's death or disability, all shares of restricted Common Stock shall immediately vest in the Key Employee.

                         VI. MISCELLANEOUS PROVISIONS


  1. Adjustments in Event of Change in Common Stock. In the event of any change
     ----------------------------------------------
in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan pursuant to Articles II and III hereof and the number and kind of shares subject to Option in outstanding option agreements and the purchase price per share thereof, as well as benefits, rights and features relating to stock appreciation rights and shares of restricted Common Stock shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

  2. Compliance With Other Laws and Regulations. The Plan, the grant and
     -------------------------------------------
exercise of Options thereunder the obligations of the Company to sell and deliver shares under such Options, the grant and exercise of stock appreciation rights and the grant of restricted Common Stock shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

  3. Modification of Options. At any time and from time to time the Board of the
     -----------------------
Company may authorize the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred by the grant of a new Option at such time or impair the Option without the consent of the holder of the option.

  4. Amendment and Termination of the Plan. The Board of Directors of the
     -------------------------------------
Company may amend, suspend or terminate the Plan except that no action of the Board may increase (other than as provided in Section 1 hereof) the maximum number of shares permitted to be optioned under the Plan, reduce the minimum option price provided for in Section 4(c) of Article II or extend the period within which Options may be exercised, unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company.

  5. Effective Date of the Plan. The effective date of the Plan shall be the
     ---------------------------
date of its adoption by the Board of Directors of the Company, but such adoption shall be subject to approval and ratification of a majority of the shareholders of the Company entitled to vote within twelve (12) months of the date the Plan is adopted.

     6.  Interpretation of Incentive Stock Options. The terms of this Plan which
         -----------------------------------------
relate to the grant of Incentive Stock Options to Key Employees are intended to comply with rules and regulations regarding the qualification of Incentive Stock Options under Section 422 of the Code, and the Plan shall be interpreted and construed accordingly. Except with respect to certain disqualifying dispositions of Stock acquired as a result of the exercise of an Incentive Stock Option, which are not prohibited by the Plan, if a provision of the Plan conflicts with any such rule or regulation, then the provision of the Plan shall be void and of no force and effect.

     7.  Options and Rights in Substitution for Stock Options Granted by Other
         ---------------------------------------------------------------------
Corporations.  Options may be granted under the Plan from time to time in
-------------
substitution for stock options held by employees of corporations who become or are about to become key employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the Substitute Options so granted may vary from the terms and conditions set forth in Section 4 of Article II of this Plan to such extent as the Board of Directors at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

     8.  Acceleration of Exercisability on Change in Control.  Upon a Change in
         ---------------------------------------------------
Control of the Company, all Options theretofore granted and not previously exercisable shall become fully exercisable to the same extent and in the same manner as if they had become exercisable by passage of time in accordance with the provisions of the Plan relating to periods of exercisability to termination of employment.


     For purposes of the Plan, a "Change in Control" of the Company shall mean:

     (i) the change in the Board of Directors of the Company during any twenty-four (24) month period ending on or after the date of this Agreement, if the individuals who were directors of the Company at the beginning of the period cease during such period to constitute at least a majority of the Board of Directors of the Company;

     (ii) the acceptance and completion of a tender or offer or exchange offer by any entity, person or group (including any affiliates of such entity, person or group, by other than an affiliate of Company) for twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Company;

     (iii) the acquisition by any entity, person or group (including any affiliates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, of the Company's capital stock entitled to twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Company;

     (iv) the effective time of the merger, consolidation, division, share exchange, or any other transaction or a series of transactions outside the ordinary course of business involving the Company (a "Business Combination"), as a result of which (a) the holders of the outstanding voting capital stock of the Company immediately prior to such Business Combination, excluding any shareholder who is a party to the Business Combination (other than the Company) or is such party's affiliate as defined in the Securities Exchange Act of 1934, hold less than seventy-five percent (75%) of the voting capital stock of the surviving or resulting corporation; or

     (v) the transfer of substantially all of the assets of the Company other than to a wholly owned subsidiary of the Company.

     9.  Successors and Assigns.  This Plan shall be binding upon the legally
         ----------------------
constituted successors of the Company. Upon the dissolution or merger of the Company into a successor corporation, or any transaction resulting in the transfer or exchange of shares involving the Company, this Plan shall be binding upon and, if required, shall be adopted by the shareholders of said successor entity. The obligations created under this Plan regarding adoption, implementation and exercise under this Plan shall be binding upon said successor entity.

     IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly authorized officers the______day of_______, 1998.


                                   SPECIALTY PRODUCTS & INSULATION CO.


                                   By:___________________________________


                                   Attest:_______________________________

                      SPECIALTY PRODUCTS & INSULATION CO.

                            1998 STOCK OPTION PLAN

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------





   THIS AGREEMENT dated as of ____________________, by and between Specialty Products & Insulation Co. (the "Company"), and _________________________________
(the"Optionee").

   1. Grant of Option. Pursuant to the provisions of the Specialty Products &
      ----------------
Insulation Co. 1998 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the applicable terms, definitions and conditions of the Plan which are incorporated herein by reference, and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company an aggregate of __________ shares of Common Stock of the Company ("Stock") at the purchase price of $_______ per share, such price being 100% of the fair market value of a share of Stock on ___________, (the "Date of Grant" as defined in the Plan) or 110% of the fair market value of a share of Stock on the Date of Grant if at such time the Optionee owns more than 10% of the total combined voting power of all classes of stock pursuant to Section 4(c)(2) of
Article II of the Plan. This option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

  2.  Grant of Stock Appreciation Rights.  Pursuant to the provisions of the
      ----------------------------------
Plan, and subject to the terms and conditions herein set forth, the Company hereby grants to the Optionee stock appreciation rights with respect to an aggregate of _____ shares of Stock, such stock appreciation rights being granted in tandem with the option granted in Section 1. For purposes of calculating the value of the stock appreciation rights, the value of the Stock on the date such rights are granted to the Optionee shall be the value described in Section 1.
In addition to the other requirements set forth in the Plan and this Agreement, the stock appreciation rights shall be subject to the following requirements:

          (i) Stock appreciation rights will expire no later than the expiration of the option;

         (ii) Stock appreciation rights may be for no more than the difference between the exercise price of the option and the market price of the Stock subject to the option at the time the stock appreciation rights are exercised;

        (iii) Stock appreciation rights are transferable only when the option is transferable, and under the same conditions;

        (iv) Stock appreciation rights may be exercised only when the option is eligible to be exercised; and

         (v) Stock appreciation rights may be exercised only when the market price of the Stock subject to the option exceeds the exercise price of the Stock subject to the option.

  2. Exercise of Option and Stock Appreciation Rights. Optionee shall be
     -------------------------------------------------
entitled to first exercise the option and stock appreciation rights with respect to the following number of shares of Stock during the following calendar years:

        Number of Shares
        of Stock Exercisable    Calendar Year
        --------------------    -------------



After shares of Stock are subject to exercise in accordance with the above schedule, Optionee may exercise his option and stock appreciation rights with respect to those shares in whole or in part at any time or times prior to the expiration date as defined in Section 3 hereof. The option and stock appreciation rights shall be exercisable in accordance with the provisions of the Plan, in whole or in part at any time or times prior to the expiration date as defined in Section 3 hereof.


        The exercise of the option to purchase shares of Stock shall cancel stock appreciation rights equal in number to the number of shares so purchased. The exercise of stock appreciation rights shall cancel shares subject to the option equal in number to the stock appreciation rights so exercised.

  Notwithstanding any provision of this Agreement to the contrary, no part of the option or stock appreciation rights may be exercised if the Stock to be purchased is not subject to exercise in accordance with the above schedule. If at the time that this incentive Stock option becomes first exercisable in accordance with the above schedule, the aggregate fair market value (determined at the time of the grant) of Stock with respect to which incentive stock options are first exercisable during any calendar year under this Plan and all other stock option plans of the Company and its Subsidiaries exceeds $100,000, then the option shall be treated in part as an Incentive Stock Option and in part as an Non-qualified Stock Option, and the Company may designate the shares of stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Company.

  3. Expiration Date. No portion of the option or stock appreciation rights may
     ---------------
be exercised more than ______ years from the Date of Grant specified in Section 1 hereof, and this option and the stock appreciation rights shall expire at the end of such year period. Additionally, except as provided in the Plan, this option and the stock appreciation rights shall expire when the Optionee terminates employment with the Company or a Subsidiary. This option and the stock appreciation rights may be exercised during such period only in accordance with the applicable provisions of the Plan and the terms of this Agreement.

  4. Limitation on Exercise.  Neither the option nor the stock appreciation
     -----------------------
rights may be exercised in whole or in part by Optionee for less than 100 shares of Stock unless only less than 100 shares of Stock remain subject to the option and stock appreciation rights.

  5. Method of Exercise. The option and stock appreciation rights shall be
     -------------------
exercisable by a written notice which shall:


        (i) State the election to exercise the option, the number of shares of Stock with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);



        (ii) State the election to exercise the stock appreciation rights and the number of shares of Stock with respect to which such rights are being exercised;



        (iii) Be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the option;



        (iv) Be delivered in person or by registered or certified mail to the Treasurer of the Company; and



        (v) Be accompanied by signed written instructions acceptable to the Company in the event that Optionee desires the Company to deliver the Stock to Optionee's broker or to any party other than Optionee.


     Payment of the full purchase price of the shares of Stock with respect to which the option is being exercised shall be made on the date the option is exercised or within thirty (30) days thereof, provided such exercise is irrevocable under all circumstances. Payment shall be by certified or bank cashier's check, by the surrender and delivery to the Company of certificates representing shares of its Stock duly endorsed for transfer or accompanied by a duly executed assignment, or by an agreement signed by the Optionee to surrender and deliver to the Company certificates representing shares of its Stock duly endorsed for transfer, which may be effected by means of a duly executed assignment, transferring to the Company shares of Stock acquired through the exercise of the Option, or by a combination of such methods of payment. The certificate or certificates for shares of Stock as to which the option shall be exercised shall be registered in the name of the person or persons exercising the option.

   6. Non-transferability of Option.  Neither this Option nor the stock
      ------------------------------
appreciation rights may be transferred in any manner otherwise than by will or the laws of descent or distribution. The option and stock appreciation rights may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this option and the stock appreciation rights shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   7. Adjustments. In the event of any change in the Stock of the Company by
      -----------
reason of any stock dividend, recapitalization, reorganization, merger, consolidation, splitup, combination or exchange of shares, for any rights offering to purchase stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, then in any such event the number and kind of shares subject to the option and stock appreciation rights and the purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee appointed pursuant to Section 2 of
Article I of the Plan may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

   8. No Rights as Stockholder. Optionee shall have no rights as a stockholder
      ------------------------
with respect to any shares of Stock subject to this option (or the stock appreciation rights) prior to the date of issuance to him of a certificate or certificates for such shares.

   9. No Right to Continued Employment.  The option and stock appreciation
      ---------------------------------
rights shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of his employer to terminate his employment at any time.

   10. Compliance With Law and Regulations. The stock appreciation rights,
       -----------------------------------
option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

   11. Optionee Bound by Plan. Optionee hereby acknowledges receipt of a copy of
       -----------------------
the Plan and agrees to be bound by all the applicable terms and provisions thereof.

   12. Counterparts. This Agreement has been executed in two counterparts each
       -------------
of which shall constitute one and the same instrument.

  IN WITNESS WHEREOF, Specialty Products & Insulation Co. has caused this Agreement to be executed by its President or a Vice-President and Optionee has executed this Agreement, both as of the day and year first above written.

ATTEST                        SPECIALTY PRODUCTS & INSULATION CO.



_________________________     By:____________________________________

WITNESS



__________________________     ___________________________________
                                               Optionee

                    SCHEDULE 1 -- NOTATIONS AS TO EXERCISE
                    --------------------------------------




           Number of     Balance of
Date of    Purchased     Shares on         Authorized
Exercise   Shares/SARs   Option/Subject    Signature    Notation Date
--------   ------        ------            ----------   -------------
           Exercised     to SARs

                      SPECIALTY PRODUCTS & INSULATION CO.

                            1998 STOCK OPTION PLAN
        INCENTIVE STOCK OPTION/STOCK APPRECIATION RIGHTS EXERCISE FORM
        --------------------------------------------------------------







                      Date________________________
Treasurer
SPECIALTY PRODUCTS & INSULATION CO.

Dear Sir:

The undersigned elects to exercise his option to purchase    shares of Common
Stock of Specialty Products & Insulation Co. ("the Company") under and pursuant to the Incentive Stock Option Agreement dated _____________________, between the Company and the undersigned and the Company's 1998 Stock Option Plan. The undersigned elects to exercise his stock appreciation rights with respect to _____ shares of Common Stock of the Company.

Option Price: $_______________

Payment Methods (select one or both)


     (a) Certified or bank cashier's check or certificates representing shares of said stock (duly endorsed for transfer or accompanied by a duly executed assignment), or a combination of both, having a fair market value equivalent to, or when combined with payment submitted under Payment Option (b) equivalent to, the option price.



     (b) Surrender and delivery to the Company of certificates representing shares of said stock duly endorsed for transfer, which may be effected by means of a duly executed assignment delivered herewith, transferring to the Company shares of said stock being acquired through the exercise of this option and having a fair market value equivalent to, or when combined with payment submitted under Payment Option (a) equivalent to, the option price.


Date of Payment (select one)


     (a)  Payment accompanies this Exercise Form



     (b) Payment will be made no later than the thirtieth (30th) day following the date this Exercise Form is delivered to the Company. By making this selection, the undersigned acknowledges that the undersigned's election hereunder shall be irrevocable and may not be revoked or rescinded under any circumstances.


  The name or names to be on the stock certificate or certificates and the address and Social Security number of such person(s) are as follows:

Name_____________________________________

Address__________________________________


Social Security Number____________________

  The undersigned hereby acknowledges and agrees that all of the Common Stock being purchased hereunder is being acquired, and the stock appreciation rights are being exercised, pursuant to the terms and provisions of said Incentive Stock Option Agreement and the applicable terms and provisions of said Stock Option Plan including, without limitation, any restrictions on exercise of said Option and stock appreciation rights.




                                            ------------------------------------
                                                  Optionee

                      SPECIALTY PRODUCTS & INSULATION CO.
                            1998 STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------





   THIS AGREEMENT dated as of ________, by and between Specialty Products & Insulation Co. (the "Company"), and ____________ (the "Optionee").

   1. Grant of Option. Pursuant to the provisions of Article III of the
      ----------------
Specialty Products & Insulation Co. 1998 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the applicable terms, definitions and conditions of the Plan which are incorporated herein by reference, and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of
______
shares of Common Stock, $0.01 par value, of the Company ("Stock") at the purchase price of $____________ per share. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code.

  2.  Grant of Stock Appreciation Rights.  Pursuant to the provisions of the
      ----------------------------------
Plan, and subject to the terms and conditions herein set forth, the Company hereby grants to the Optionee stock appreciation rights with respect to an aggregate of _____ shares of Stock, such stock appreciation rights being granted in tandem with the option granted in Section 1. For purposes of calculating the value of the stock appreciation rights, the value of the Stock on the date such rights are granted to the Optionee shall be the value described in Section 1.
In addition to the other requirements set forth in the Plan and this Agreement, the stock appreciation rights shall be subject to the following requirements:

        (i) Stock appreciation rights will expire no later than the expiration of the option;

        (ii) Stock appreciation rights may be for no more than the difference between the exercise price of the option and the market price of the Stock subject to the option at the time the stock appreciation rights are exercised;

        (iii) Stock appreciation rights are transferable only when the option is transferable, and under the same conditions;

        (iv) Stock appreciation rights may be exercised only when the option is eligible to be exercised; and

        (v) Stock appreciation rights may be exercised only when the market price of the Stock subject to the option exceeds the exercise price of the Stock subject to the option.


   3. Expiration Date. This option and the stock appreciation rights may not be
      ---------------
exercised more than _____ years from the date of grant and shall expire at the end of such ____-year period. Additionally, except as provided in the Plan, this option and the stock appreciation rights shall expire when the Optionee terminates employment with the Company or a Subsidiary. This option and the stock appreciation rights may be exercised during such period only in accordance with the applicable provisions of the Plan and the terms of this Agreement.

   4. Exercise of Option. This option and the stock appreciation rights shall be
      -------------------
exercisable in accordance with the provisions of the Plan in whole or in part at any time or times prior to the expiration date as defined in Section 2 hereof.

  The exercise of the option to purchase shares of Stock shall cancel stock appreciation rights equal in number to the number of shares so purchased. The exercise of stock appreciation rights shall cancel shares subject to the option equal in number to the stock appreciation rights so exercised.

   5. Limitation on Exercise.  Neither this option nor the stock appreciation
      -----------------------
rights may be exercised in whole or in part by Optionee for less than 100 shares of Stock unless only less than 100 shares of Stock remain subject to the option and stock appreciation rights.

   6. Method of Exercise. This option and the stock appreciation rights shall be
      -------------------
exercisable by a written notice which shall:


     (i) State the election to exercise the option, the number of shares of Stock with respect to which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Stock is to be registered, his address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);



     (ii) State the election to exercise the stock appreciation rights and the number of shares of Stock with respect to which such rights are being exercised;



     (iii) Be signed by the person or persons entitled to exercise the option and, if the option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the company, of the right of such person or persons to exercise the option;



     (iv) Be delivered in person or by registered or certified mail to the Treasurer of the Company; and



     (v) Be accompanied by signed written instructions acceptable to the Company in the event that Optionee desires the Company to deliver the Stock to Optionee's broker or to any party other than Optionee.


Payment of the full purchase price of the shares of Stock with respect to which the option is being exercised shall be made on the date the option is exercised or within thirty (30) days thereof, provided such exercise is irrevocable under all circumstances. Payment shall be by certified or bank cashier's check, by the surrender and delivery to the Company of certificates representing shares of its Stock duly endorsed for transfer or accompanied by a duly executed assignment, or by an agreement signed by the Optionee to surrender and deliver to the Company certificates representing shares of its Stock duly endorsed for transfer, which may be effected by means of a duly executed assignment, transferring to the Company shares of Stock acquired through the exercise of the Option, or by a combination of such methods of payment. The certificate or certificates for shares of Stock as to which the option shall be exercised shall be registered in the name of the person or persons exercising the option.

   6. Non-transferability of Option. Neither this option nor the stock
      -----------------------------
appreciation rights may be transferred in any manner otherwise than by will or the laws of descent and distribution and may be exercised during the period that the Optionee is a Key Employee, as such term is defined in the Plan, and only by the Optionee. The terms of this option and stock appreciation rights shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

   7. Adjustments. In the event of any change in the Stock of the Company by
      ------------
reason of any stock dividend, recapitalization, reorganization, merger, consolidation, splitup, combination or exchange of shares, or any rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, then in any such event the number and kind of shares subject to the option and stock appreciation rights and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee appointed pursuant to the Plan may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

   8. No Rights as Stockholder. Optionee shall have no rights as a stockholder
      ------------------------
with respect to any shares of Stock subject to this option (or the stock appreciation rights) prior to the date of issuance to him of a certificate or certificates for such shares.

    9. No Rights to Continued Employment.  The option and stock appreciation
       ---------------------------------
rights shall not confer upon Optionee any right with respect to continuance of employment or directorship nor shall it interfere in any way with the right of any party to terminate Optionee's employment.

    10. Compliance With Law and Regulations. The stock appreciation rights, the
        -----------------------------------
option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable. Moreover, this option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

    11. Optionee Bound by Plan. Optionee hereby acknowledges receipt of a copy
        ----------------------
of the Plan and agrees to be bound by all the applicable terms and provisions thereof.

    12. Counterparts. This Agreement has been executed in two counterparts each
        ------------
of which shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Special Products & Insulation Co. has caused this Agreement to be executed by its President or a Vice-President and Optionee has executed this Agreement, both as of the day and year first above written.


ATTEST:                                 SPECIALTY PRODUCTS & INSULATION CO.



------------------------                ------------------------------------


WITNESS:



------------------------                ------------------------------------
                                        Optionee

                    SCHEDULE 1 -- NOTATIONS AS TO EXERCISE
                    --------------------------------------




              Number of       Balance of
Date of       Purchased       Shares on        Authorized
Exercise      Shares/SARs     Option/Subject   Signature    Notation Date
--------      -----------     --------------   ----------   -------------
              Exercised       to SARs
              -----------     --------------

                      SPECIALTY PRODUCTS & INSULATION CO.



                            1998 STOCK OPTION PLAN
              NONQUALIFIED STOCK OPTION/STOCK APPRECIATION RIGHTS
             ---------------------------------------------------
                                 EXERCISE FORM
                                 -------------




                    Date___________________________

Treasurer
SPECIALTY PRODUCTS & INSULATION CO.

Dear Sir:

The undersigned elects to exercise his option to purchase    shares of Common
Stock of Specialty Products & Insulation Co. (the "Company") under and pursuant
to the Nonqualified Stock Option Agreement dated       , between the Company and
the undersigned and the Company's 1998 Stock Option Plan. The undersigned elects to exercise his stock appreciation rights with respect to _____ shares of Common Stock of the Company.

Option Price:  $_________________


Payment Methods (select one or both)


     (a) Certified or bank cashier's check or certificates representing shares of said stock (duly endorsed for transfer or accompanied by a duly executed assignment), or a combination of both, having a fair market value equivalent to, or when combined with payment submitted under Payment Option (b) equivalent to, the option price.



     (b) Surrender and delivery to the Company of certificates representing shares of said stock duly endorsed for transfer, which may be effected by means of a duly executed assignment delivered herewith, transferring to the Company shares of said stock being acquired through the exercise of this option and having a fair market value equivalent to, or when combined with payment submitted under Payment Option (a) equivalent to, the option price.


Date of Payment (select one)


     (a)  Payment accompanies this Exercise Form.



     (b) Payment will be made no later than the thirtieth (30th) day following the date this Exercise Form is delivered to the Company. By making this selection, the undersigned acknowledges that the undersigned's election hereunder shall be irrevocable and may not be revoked or rescinded under any circumstances.


  The name or names to be on the stock certificate or certificates and the address and Social Security number of such persons are as follows:

Name:__________________________________________

Address:_______________________________________

Social Security Number:________________________


   The undersigned hereby acknowledges and agrees that all of the Common Stock being purchased hereunder is being acquired, and the stock appreciation rights are being exercised, pursuant to the terms and provisions of said Nonqualified Stock Option Agreement and the applicable terms and provisions of said Stock Option Plan, including, without limitation, any restrictions on exercise of said Option and stock appreciation rights.




                                          --------------------------------------
                                                  Optionee